                                                                     EXHIBIT 4.1

                                                                          SHARES
                                                                        SPECIMEN

                                                               CUSIP 374276 10 3
                                                         SEE REVERSE FOR CERTAIN
                                                                DEFINITIONS
    [NUMBER]
    [G 1296]

 COMMON STOCK
PAR VALUE $0.01

                               Getty Images, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

-----------------------------                      -----------------------------
-----------------------------  Getty Images, Inc.  -----------------------------
-----------------------------                      -----------------------------

(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ MARK H. GETTY          [GETTY IMAGES, INC.]   /s/ JONATHAN D. KLEIN
------------------------       [CORPORATE]        ------------------------------
Co-Chairman and Director         [SEAL]           Chief Executive Officer and
                                 [1997]           Director
                               [DELAWARE]


                          COUNTERSIGNED AND REGISTERED
                              THE BANK OF NEW YORK
                                 TRANSFER AGENT
                                  AND REGISTRAR


                              --------------------
                              AUTHORIZED SIGNATURE

                               GETTY IMAGES, INC.

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -            Custodian
                                                          ----------           -----------
                                                            (Cust)               (Minor)

TEN ENT - as tenants by the                              under Uniform Gifts to Minors Act
          entireties

JT TEN  - as joint tenants with
          right of survivorship and                           ---------------------
          not as tenants in common                                   (State)

     Additional abbreviations may also be used though not in the above list.

      For value received,             hereby sell, assign and transfer unto
                          -----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------
                                                                      , Attorney
----------------------------------------------------------------------
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      ---------------------------              ---------------------------------
                                                           Signature

                                               NOTICE: THE SIGNATURE TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME AS WRITTEN UPON THE FACE
                                               OF THE CERTIFICATE, IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT, OR ANY CHANGE
                                               WHATEVER.


                      Signature(s) Guaranteed:
                                               ---------------------------------

                                               THE SIGNATURE(S) MUST BE
                                               GUARANTEED BY AN ELIGIBLE
                                               GUARANTOR INSTITUTION (BANKS,
                                               STOCKBROKERS, SAVINGS AND LOAN
                                               ASSOCIATIONS AND CREDIT UNIONS
                                               WITH MEMBERSHIP IN AN APPROVED
                                               GUARANTEE MEDALLION PROGRAM).